UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2015
Date of Report (Date of earliest event reported)

MONSTER ARTS INC.

(Exact name of registrant as specified in its charter)

Nevada	0-53266	27-1548306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3565 S. Las Vegas Blvd. Suite 120 Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(725) 222-8281
Registrant’s telephone number, including area code

806 East Avenido Pico, Suite I-288

San Clemente, California 92673

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Monster Arts Inc., a Nevada corporation (the "Company") reports in this Current Report on Form 8-K a change in certifying accountants. Effective April 27, 2015, the Company dismissed Terry L. Johnson, CPA ("Johnson") as it's independent registered public accounting firm. The Company has engaged K. Brice Toussaint CPA ("Toussaint") as its principal independent registered public accounting firm effective April 29, 2015. The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors.

The reports of Johnson on the Company's financial statements for fiscal years ended December 31, 2013 and December 31, 2012 (which included the balance sheet as of December 31, 2013 and the statement of operations, cash flows and stockholders' equity as of December 31, 2013, for the past fiscal year, did not contain an adverse opinion or a disclaimer of opinion, nor qualified or modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern. During the Company’s fiscal year ended December 31, 2014, and during the subsequent period through to the date of Johnson's dismissal, there were no disagreements between the Company and Johnson, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Johnson, would have caused Johnson to make reference thereto in its report on the Company’s audited financial statements.

The Company has provided Johnson with a copy of this Current Report on Form 8-K and requested that Johnson furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Johnson agrees with the statements made in this Current Report on Form 8-K with respect to Johnson and, if not, stating the aspects with which they do not agree. The letter is attached hereto as Exhibit 16.1.

In connection with the Company’s appointment of Toussaint as the Company’s principal registered accounting firm at this time, the Company has not consulted Toussaint on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements during the two most recent fiscal years (December 31, 2013 and December 31, 2012) and subsequent interim period through the date of engagement. Toussaint will be auditing the Company's financial statements for fiscal year ended December 31, 2014 and reviewing the Company's financial statements for quarterly period ended March 31, 2015. Management of the Company anticipates that these financial statements together with the Annual Report on Form 10-K and the Quarterly Report on Form 10-Q, respectively, will be filed shortly.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

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(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

16.1	Letter from Terry L. Johnson dated May 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER ARTS INC.
DATE: May 4, 2015	By: /s/ Wayne Irving II Name: Wayne Irving II Title: President/Chief Executive Officer

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